                                SUPPLEMENT NO. 1
                              DATED MARCH 20, 2003
                       TO THE PROSPECTUS DATED MAY 1, 2002
                  FOR THE TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
                            FLEXIBLE PREMIUM VARIABLE
                        UNIVERSAL LIFE INSURANCE POLICIES


LOWER PORTFOLIO OPERATING EXPENSES
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Effective October 28, 2002, the management fees for the Stock Index Fund were lowered from 0.07% to 0.06%, and the management fees for the Social Choice Equity Fund were lowered from 0.18% to 0.07%. As a result, the Annual Portfolio Operating Expenses for the Portfolios of the TIAA-CREF Life Funds available through the Policy are as follows:


                                                                                   TOTAL
                                                   MANAGEMENT        OTHER         ANNUAL
                          PORTFOLIO                   FEES        EXPENSES(1)     EXPENSES
----------------------------------------------------------------------------------------------

TIAA-CREF LIFE FUNDS
    Stock Index Fund                                 0.06%            None         0.06%
    Growth Equity Fund                               0.25%            None         0.25%
    Growth & Income Fund                             0.23%            None         0.23%
    International Equity Fund                        0.29%            None         0.29%
    Social Choice Equity Fund                        0.07%            None         0.07%


(1) Because Teachers Advisors, Inc. is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.